UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013 (June 24, 2013)

BARNES & NOBLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On June 24, 2013, Barnes & Noble, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its existing credit agreement with Bank of America, N.A., as administrative agent, collateral agent and swing line lender, and other lenders party thereto in order to amend the restricted payments covenant contained therein.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

By:	/s/ Michael P. Huseby
Michael P. Huseby
Chief Financial Officer

Date: June 26, 2013

BARNES & NOBLE, INC.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 24, 2013.